                                                                     EXHIBIT 4.1


                    [ARGOSY EDUCATION GROUP, INC. LOGO HERE]
COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES

    THIS CERTIFICATE IS                                       SEE REVERSE FOR
TRANSFERABLE IN NEW YORK, NY                                CERTAIN DEFINITIONS

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF ILLINOIS           CUSIP

This Certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Argosy Education Group, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of its duly authorized officers.
Dated:

/s/ Michael C. Markovitz  [Argosy Education Group, Inc.  /s/ Harold J. O'Donnell
------------------------           Seal Here]            -----------------------
Secretary                                                President

COUNTERSIGNED AND REGISTERED:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                         TRANSFER AGENT AND REGISTRAR

By


                                   AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

           UNIF GIFT MIN ACT --                  ________ Custodian_________
                                     (Cust.)               (Minor)
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of        and/or Uniform Gifts to Minors
        survivorship and not as tenants in       Act
        common                               -----------
                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
_________________________________________
________________________________________________________________________(PLEASE
PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________
______________________________________________________________________________
_______________________________________________________Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________
___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________
                                    ________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THIS CERTIFICATE IN
                                    EVERY PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By:  ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15